Exhibit 99.1
                                          AIRCRAFT FINANCE TRUST
                                    ASSET BACKED NOTES, SERIES 1999-1
                                      MONTHLY REPORT TO NOTEHOLDERS
                            All amounts in US dollars unless otherwise stated

Payment Date              15th of each month
Convention                Modified Following Business Day

Current Payment Date              June 17, 2002
Current Calculation Date          June 11, 2002


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1. Account Activity Summary between Calculation Dates
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
                                          Prior                                                 Balance on
                                        Balance           Deposits        Withdrawals     Calculation Date

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
Expense Account                   19,169,550.09       2,314,103.49      (2,317,273.00)       19,166,380.58
Collection Account                62,387,981.77       9,582,789.80     (10,387,981.77)       61,582,789.80
Lessee Funded Account             11,028,575.68           8,126.38        (319,980.00)       10,716,722.06
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Total                             92,586,107.54      11,905,019.67     (13,025,234.77)       91,465,892.44
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                 19,169,550.09
Transfer from Collection Account on Previous Payment Date                                     2,314,103.49
Interim Transfer from (to) Collection Account                                                            -
Payments on Previous Payment Date                                                              (372,460.72)
Interim payments                                                                             (1,944,812.28)
Other                                                                                                    -
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Balance on Current Calculation Date                                                          19,166,380.58
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                 62,387,981.77
Collections during period
 - lease rentals                                                                              8,220,157.23
 - maintenance reserves                                                                       1,228,439.22
 - other                                                                                          2,249.98
 - interest income                                                                              131,943.37
Drawings under Credit or Liquidity Enhancement Facilities                                                -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                   -
Transfer to Expense Account on previous Payment Date                                         (2,314,103.49)
Net Swap receipts (payments) on previous Payment Date                                        (2,521,500.00)
Net Transfers from (to) Lessee Funded Accounts                                                           -
Aggregate Note Payments on previous Payment Date                                             (5,552,378.28)
Interim Transfer from (to) Expense Account                                                               -
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Balance on Current Calculation Date                                                          61,582,789.80
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                            -
                                                                                      ---------------------
Available Collections                                                                        61,582,789.80
                                                                                      ---------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)         Required Expense Amount                                                              38,259.06
(ii)        (a)  Class A Interest but excluding Step-up/Additional Interest                   1,656,017.14
            (b)  Swap Payments other than subordinated swap payments                          2,649,525.01
(iii)       Repayment of Primary Eligible Credit Facilities                                              -
(iv)        First Collection Account top-up                                                  33,000,000.00
(v)         Class A Minimum principal payment                                                            -
(vi)        Class B Interest                                                                    326,422.12
(vii)       Repayment of Secondary Eligible Credit Facilities                                            -
(viii)      Second collection account top-up                                                 10,000,000.00
(ix)        Class B Minimum principal payment                                                            -
(x)         Class C Interest                                                                    691,238.95
(xi)        Repayment of Tertiary Eligible Credit Facilities                                             -
(xii)       Third Collection Account top-up                                                   5,000,000.00
(xiii)      Class A Supplemental principal                                                               -
(xiv)       Class B Supplemental principal                                                               -
(xv)        Class C Minimum principal payment                                                 3,183,372.79
(xvi)       Class D Interest                                                                    586,666.67
(xvii)      Repayment of Subordinate Eligible Credit Facilities                                          -
(xviii)     Fourth Collection Account top-up                                                  4,000,000.00
(xix)       Class D Minimum principal payment                                                   141,542.44
(xx)        Expense Accrual                                                                     307,492.97
(xxi)       Additional and Step-up Interest
            (a)  Additional Interest                                                                     -
            (b)  Maturity Step-up Interest                                                               -
            (c)  Registration Step-up Interest                                                           -
(xxii)      Class A Scheduled principal                                                           2,252.65
(xxiii)     Class B Scheduled principal                                                                  -
(xxiv)      Class C Scheduled principal                                                                  -
(xxv)       Class D Scheduled principal                                                                  -
(xxvi)      Reimbursement of Beneficial Interest Cure Payments                                           -
(xxvii)     Sale Premium
            (a)  Class C                                                                                 -
            (b)  Class D                                                                                 -
(xxviii)    Expense Account for Modification Accruals and Refinancing Payments                           -
(xxix)      Class A Outstanding Principal Balance                                                        -
(xxx)       Class B Outstanding Principal Balance                                                        -
(xxxi)      Class C Outstanding Principal Balance                                                        -
(xxxii)     Class D Outstanding Principal Balance                                                        -
(xxxiii)    Subordinated Swap Payments                                                                   -
(xxxiv)     Additional Servicing Obligations                                                             -
(xxxv)      Remainder to Beneficial Interest                                                             -
                                                                                      ---------------------
                                                                                             61,582,789.80



Analysis of Liquidity Reserve Amount

First Collection Account Top-up                      33,000,000.00
Second Collection Account Top-up                     10,000,000.00
Third Collection Account Top-up                       5,000,000.00
Fourth Collection Account Top-up                      4,000,000.00
                                                -------------------
  Total Liquidity Reserve Amount                     52,000,000.00                          (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                      ---------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above           9,582,789.80
                                                                                      ---------------------


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4. Payments on the Notes by Subclass
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
                                                          Subclass           Subclass                Class
(a) Floating Rate Notes                                        A-1                A-2                    B
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
Applicable LIBOR                                          1.84000%           1.84000%             1.84000%
Applicable Margin                                         0.48000%           0.50000%             1.15000%
Applicable Interest Rate                                  2.32000%           2.34000%             2.99000%
Actual Number of Days                                           33                 33                   33
Interest Amount Paid                                  1,089,916.67         566,100.47           326,422.12
Additional Interest Paid                                         -                  -                    -
Maturity Step-up Interest Amount Paid                            -                  -                    -
Registration Step-up Interest Amount Paid                        -                  -                    -
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Total Interest Paid                                   1,089,916.67         566,100.47           326,422.12
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Expected Final Payment Date                           May 15, 2004      June 15, 2008         May 15, 2016
Excess Amortization Date                              May 15, 2004      June 15, 1999        June 15, 1999

Original Balance                                    512,500,000.00     400,000,000.00       126,500,000.00
Opening Outstanding Principal Balance               512,500,000.00     263,916,305.13       119,095,937.52
Total Principal Distribution Amount                              -           2,252.65                    -
Redemption Amount:
  Amount allocable to principal                                  -                  -                    -
  Amount allocable to premium                                    -                  -                    -
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Closing Outstanding Principal Balance               512,500,000.00     263,914,052.48       119,095,937.52
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                                                             Class              Class
(b) Fixed Rate Notes                                             C                  D
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Applicable Interest Rate                                     8.00%             11.00%
Number of Days                                                  30                 30
Interest Amount Payable                                 691,238.95         586,666.67
Additional Interest Paid                                         -                  -
Registration Step-up Interest Amount Paid                        -                  -
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Total Interest Paid                                     691,238.95         586,666.67
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Expected Final Payment Date                          July 15, 2016    August 15, 2016
Excess Amortization Date                             July 15, 2016       May 15, 2009

Original Balance                                    106,000,000.00      64,000,000.00
Opening Outstanding Principal Balance               103,685,842.45      64,000,000.00
Total Principal Distribution Amount                   3,183,372.79         141,542.44


Redemption Amount:
 Amount allocable to principal                                   -                  -
 Amount allocable to premium                                     -                  -
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Closing Outstanding Principal Balance               100,502,469.66      63,858,457.56
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                    July 15, 2002
Next Calculation Date                                 July 9, 2002
Reference Date                                       June 13, 2002

                                                          Subclass           Subclass                Class
                                                               A-1                A-2                    B
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Applicable LIBOR                                          1.84000%           1.84000%             1.84000%
Applicable Margin                                         0.48000%           0.50000%             1.15000%
Applicable Interest Rate                                  2.32000%           2.34000%             2.99000%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                          Subclass           Subclass                Class
(a) Floating Rate Notes                                        A-1                A-2                    B
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Opening Outstanding Principal Balance                   100,000.00          65,979.08            94,146.98
Total Principal Payments                                         -               0.56                    -
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Closing Outstanding Principal Balance                   100,000.00          65,978.52            94,146.98

Total Interest                                              212.67             141.53               258.04
Total Premium                                                    -                  -                    -
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                                                             Class              Class
(b) Fixed Rate Notes                                             C                  D
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Opening Outstanding Principal Balance                    97,816.83         100,000.00
Total Principal Payments                                  3,003.18             221.16
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Closing Outstanding Principal Balance                    94,813.65          99,778.84

Total Interest                                              652.11             916.67
Total Premium                                                    -                  -
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Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date
Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the current Payment Date
are as follows:       -